  Exhibit 99.1

News Release

Brekford Signs Definitive Agreement to Merge with Keystone Solutions, Inc.

HANOVER, Maryland – February 13, 2017 – Brekford Corp. (OTCQX: BFDI) (“Brekford”), a leading public safety and security technology service provider of fully integrated automated traffic safety enforcement (“ATSE”) solutions, parking and traffic enforcement solutions, and an end-to-end suite of technology solutions for public safety vehicles and mobile workers, announced that on February 10, 2017 it entered into an Agreement and Plan of Merger (the “Agreement”) to combine its business with that of KeyStone Solutions, Inc. (“KeyStone”), based in Chantilly, Virginia. Upon the closing of the Agreement, both Brekford and KeyStone will become wholly owned subsidiaries of a newly formed holding company, Novume Solutions, Inc., a Delaware corporation (“Novume”), and Brekford will be renamed to “Brekford Traffic Safety, Inc.”

The Agreement calls for the outstanding securities of Brekford and KeyStone to be exchanged for securities of Novume. The exchange ratios applicable to each of the Brekford securities and the KeyStone securities have been determined so that, immediately after consummation of the transactions contemplated by the Agreement, KeyStone stockholders and Brekford stockholders will hold approximately 80% and 20%, respectively, of Novume’s outstanding common stock, par value $0.0001 per share, on a fully diluted basis.

In connection with the Agreement, Novume filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC on February 10, 2017, explaining the details of the Agreement and registering the securities of Novume to be issued as merger consideration to the holders of the currently outstanding securities of Brekford and KeyStone (https://www.sec.gov/Archives/edgar/data/1697851/000119312517038565/d338934ds4.htm). The Registration Statement remains subject to review and comment by the Securities and Exchange Commission, and to amendment by Novume .. The Registration Statement is required to become effective under the Securities Act of 1933, as amended (the “Securities Act”), before the Agreement closes.

"We have been working hard with KeyStone representatives for the past several weeks to complete and sign this merger agreement,” commented Rod Hillman, President and COO of Brekford. “Our board of directors and management team believe that this combination is in the best interests of our customers and shareholders, and we are looking forward to working with KeyStone’s management team as we seek to expand Brekford’s turnkey ATSE services much more broadly throughout the United States and Latin America.”

"The combination of KeyStone and Brekford, along with our recently acquired subsidiary, Firestorm Solutions, will allow shareholders to enjoy the benefits of an entity serving government contractors within the federal services industry,” said KeyStone Solutions CEO Robert Berman. “We will seek growth opportunities both through organic and strategic methods, and the Brekford merger is a key initial step in that process.”

The leadership of Novume shall be substantially comprised of the current management of KeyStone. Robert A. Berman, the current Chief Executive Officer of KeyStone, shall serve as the Chief Executive Officer of Novume. Harry Rhulen, the current President of KeyStone, shall serve as the President of Novume. Riaz Latifullah, the current Chief Financial Officer of KeyStone, shall serve as the Chief Financial Officer of Novume. Suzanne Loughlin, the current General Counsel and Chief Administrative Officer of KeyStone, shall serve as the General Counsel and Chief Administrative Officer of Novume. James McCarthy, the current Chief Strategy Officer of KeyStone, shall serve as the Chief Strategy Officer of Novume.

Additionally, prior to the Effective Time, Novume intends to enter into five-year employment agreements with each of Scott Rutherford, Brekford’s current Chief Strategy Officer, and Rodney Hillman, Brekford’s current President and Chief Operating Officer. Under the Agreement, Mr. Rutherford shall serve as Chief Technology Officer and Mr. Hillman shall serve as President and Chief Operating officer of Brekford Traffic Safety, Inc.
The closing of the transactions contemplated by the Agreement is conditioned on the sale of Brekford’s vehicle services business, which was announced on February 6, 2017 and is expected to close on or before February 28, 2017. Brekford intends to use all the proceeds from the sale to repay Brekford’s outstanding debt, so that Brekford will have no debt when the Agreement closes.

About Brekford Corp.

Brekford Corp. provides state-of-the art public safety technology and automated traffic enforcement solutions to municipalities, the U.S. military, various federal entities and other public safety agencies throughout the United States. Its services include automated speed and red light camera enforcement programs, parking enforcement solutions and an end-to-end suite of technology and equipment for public safety vehicle upfitting. Brekford's combination of upfitting services, cutting-edge technology, and automated traffic enforcement services offers a unique 360-degree solution for law enforcement agencies and municipalities.

The Company is headquartered in Hanover, Maryland, and its common stock is traded on the OTC Markets under the symbol "BFDI." Additional information on Brekford can be accessed online at www.brekford.com.

About KeyStone Solutions
KeyStone Solutions is a holding company headquartered in Chantilly, Virginia that was formed in 2016 to provide end-to-end services to government contractors from its subsidiary companies. The company's acquisition strategy is to buy profitable, well run businesses that provide a wide range of complementary services, a "one stop shop" for government contractors.
Through strategic acquisitions, KeyStone Solutions aims to be the preeminent source of products and services that provide solutions to government contractors. For more than 30 years, KeyStone subsidiaries have helped Fortune 50 companies and small businesses succeed in the federal market, winning over $150 billion in federal contracts.
For more information, please visit www.keystonewins.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of that term in Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "expect," "project," "intend," "plan," "believe," "target," "aim," "should," and words and terms of similar substance and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Forward-looking statements include, among others, those concerning our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of our management as well as assumptions made by and information currently available to us and reflect our current views concerning future events. As such, they are subject to risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management's plans and assumptions are not realized; a reduction in industry profit margin; requirements or changes affecting the business in which we are engaged; our ability to successfully implement new strategies; operating hazards; competition and the loss of key personnel; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; changing legislation and regulatory environments; and the general volatility of the market prices of our securities and general economic conditions. Readers are referred to the documents filed by Brekford Corp. with the SEC, specifically the Company's most recent reports filed on Form 10-K and Forms 10-Q, which further identify important risks, trends and uncertainties which could cause actual results to differ materially from the forward-looking statements in this press release. Brekford Corp. expressly disclaims any obligation to update any forward-looking statements.

Contacts
For KeyStone Solutions, Inc.
Riaz Latifullah, CFO
riaz@keystonewins.com

For Brekford Corp.
Rod Hillman, President and COO
investors@brekford.com

For Firestorm Solutions, LLC
Harry Rhulen, CEO
hrhulen@firetorm.com